SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 1997


                             INFODATA SYSTEMS INC.
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            (Exact name of Registrant as specified in its charter)


         Virginia                   0-10416                16-0954695
 ---------------------------      ------------           --------------
 (State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)           File Number)           Identification
                                                             Number)

         12150 Monument Drive
         Suite 400
         Fairfax, Virginia                               22033
 ----------------------------------------              ----------
 (Address of principal executive offices)              (zip code)


      Registrant's telephone number, including area code: (703) 934-5202
                                                          --------------

                                Not Applicable
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         (Former name or former address, if changed since last report)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On July 22, 1997, Infodata Systems Inc., a Virginia corporation (the "Company"), acquired 100% of the issued and outstanding capital stock of AMBIA Corporation, a California corporation ("AMBIA"), through the issuance of 400,000 shares of the Company's common stock, par value $.03 per share (the "Common Stock"), to AMBIA's shareholders, Alan Fisher and Razi Mohiuddin (collectively, the "Shareholders"). The acquisition was accomplished by means of a merger (the "Merger") of AMBIA Acquisition Corporation, a Delaware corporation ("Acquisition") and wholly-owned subsidiary of the Company, with and into AMBIA, pursuant to the terms of the Agreement of Merger and Plan of Reorganization, dated as of July 22, 1997 (the "Agreement"), by and among the Company, AMBIA, the Shareholders, Software Partners, Inc., a Delaware corporation ("SPI"), and Acquisition. A copy of the Agreement is filed as an exhibit hereto and is incorporated herein by reference.

     As a result of the Merger, all of the issued and outstanding shares of AMBIA were exchanged for and converted into 400,000 shares of the Company's Common Stock, with one share paid to the Shareholders in cash in lieu of a fractional share, 339,999 shares delivered to the Shareholders and 60,000 shares delivered to an escrow agent. The escrow is being maintained to secure the Company against breaches of representations, warranties and covenants made under the Agreement by the Shareholders, SPI and AMBIA. The Merger consideration, having an aggregate value of $3.1 million on the effective date of the Merger, was determined in arm's-length negotiations between the Company and the Shareholders of AMBIA.

     AMBIA is engaged in the business of design, development, support, maintenance, sale, re-sale and integration of software products, including Adobe Acrobat(TM) add-on products and services, and will continue to engage in such business following the Merger. Acquisition was formed solely for the purpose of merging with and into AMBIA pursuant to the Agreement.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

     In accordance with Items 7(a)(4) and 7(b)(2) of Form 8-K, the financial statements called for by Item 7(a) of Form 8-K and Rule 3-05(b) of Regulation S-X, and the PRO FORMA financial information called for by Item 7(b) of Form 8-K and Article XI of Regulation S-X, will be filed by amendment as soon as practicable

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

but not later than October 6, 1997.

     The following exhibit is filed herewith:

            EXHIBIT NO.                   DOCUMENT

                2                         Agreement  of Merger  and Plan of
                                          Reorganization  dated  as of July
                                          22, 1997,  by and among  Infodata
                                          Systems Inc., AMBIA  Corporation,
                                          Alan  Fisher and Razi  Mohiuddin,
                                          Software   Partners,   Inc.,  and
                                          AMBIA Acquisition Corporation.


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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   INFODATA SYSTEMS INC.
                                                   (Registrant)


Dated: August 7, 1997                              By:/s/HARRY KAPLOWITZ
                                                      ------------------
                                                      Harry Kaplowitz
                                                      President


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